Exhibit 99.1

RARE Thinking for RARE Solutions Small Molecule Gene Therapy August 2023

/ 2 Forward-looking statements This presentation contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words "expects," "anticipates," "believes," "intends," "estimates," "plans," "will," "outlook" and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, including: the development of the Company’s readthrough technology; the approval of the Company’s patent applications; the Company’s ability to successfully defend its intellectual property or obtain necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the Company’s ability to obtain applicable regulatory approvals for its current and future product candidates; the acceptance by the market of the Company’s products should they receive regulatory approval; the timing and success of the Company’s preliminary studies, preclinical research, clinical trials, and related regulatory filings; the ability of the Company to consummate additional financings as needed; the impact of global health concerns, such as the COVID-19 global pandemic, on our ability to continue our clinical and preclinical programs and otherwise operate our business effectively; including successfully integrating the combined companies; as well as those discussed in more detail in our Annual Report on Form 10-K and our other reports filed with the Securities and Exchange Commission.

/ 3 Clinical stage small molecule gene therapy biopharma poised for value creation Small molecule genetic therapies for nonsense mutations proven to restore full-length proteins ELX-02: Ready for Alport Syndrome pivotal study with biopsy confirmed disease regression. Preclinical POC in ADPKD* ZKN-013: Oral agent ready for Phase 1 start; robust preclinical efficacy in RDEB and FAP. Potential in ADPKD**

/ 4 Nonsense mutation overview and MOA of Eloxx therapies Two clinical stage drugs designed to treat inherited diseases with nonsense mutations Truncated peptide chain = Loss of Function Premature stop codon (PTC) Nonsense Mutations Ribosome – Small sub-unit Clinical leads ELX-02 and ZKN-013 have demonstrated superior functional protein restoration ELX-02 ZKN-013 (designed with TURBO-ZM™) Ribosome – Large sub-unit

Lead drugs designed for superior efficacy than proven readthrough antibiotics

1 Designer aminoglycosides: Eukaryotic ribosome selective glycosides (ERSGs)

ERSGs designed for nonsense mutation readthrough[1]



Eukaryotic Ribosome Selectivity Comparison
Selectivity over mitochondrial ribosome (fold)
10,000
1,000
100
10
1
0.1
0.0001
0.001
0.01
1
10
Selectivity over prokaryotic ribosome
ELX-02 and other ERSGs
G418
Gentamicin
Readthrough antibiotic Aminoglycosides

- **ELX-02** has **demonstrated clinical efficacy** in **Alport syndrome** and activity in CF
- Up to **1,000-fold more selective** than Gentamicin
- Minimal to **no antibiotic** activity
- Suitable chronic delivery

2 Designer macrolides: Ribosome modulating agents (RMAs)

TURBO-ZM

TURBO-ZM™ (TUning the RiBOsome with Zikani Molecules



A
B
C
D
E
F
O
X

- **A Modulate**
  - Phamacokinetics
  - Safety: cardiac, liver
  - Oral bioavailability
- **B Optimize for**
  - Readthrough
  - Protein translation inhibition
- **D Essential for ribosomal binding**
- **E Modulate cytoplasm and mitochondrial ribosome-binding activity**

- Library of **>2,000 RMAs** including **ZKN-013**
- Stronger human ribosome binding affinity; **minimal antibiotic** activity
- **Oral**, well-tolerated and **smaller** than macrolide antibiotics

5

[1]Data adapted from: *J Med Chem*. 2012 Dec 13;55(23):10630-43.1;

Eloxx PHARMACEUTICALS

/ 6 Indication Protein restored Discovery Lead optimization IND-enabling Phase 1 – first-in-human Phase 2 Class 1 CF: Cystic fibrosis patients with class1 mutations; RDEB/JEB: Recessive Dystrophic/Junctional Epidermolysis Bullosa; FAP: Familial adenomatous polyposis; PoC: Proof of concept; SC: Subcutaneous; IND: Investigational New Drug Pipeline of potential first-in-class therapies to treat rare kidney and orphan diseases ELX-02 (SC) ZKN013 (oral) ZKN013 (oral) Alport Syndrome (nonsense) RDEB/JEB (nonsense) FAP (nonsense) Collagen IV Collagen VII/LAMB3 APC Class 1 CF CFTR RMAs (oral) Targeted oncology cMyc RMAs (oral) IND Cleared ELX-02 (SC)/ZKN-013 (Oral) ADPKD (nonsense) PKD1/PKD2 Expansion Potential Phase 3 ready

/ 7 ELX -02: Alport Syndrome and ADPKD with Nonsense Mutations

/ 8 Summary of ELX-02 nonsense mutation readthrough activity Disease In vitro In vivo Organoids or Primary patient cells Patients Cystic fibrosis ✓ ✓ ✓ ✓ Cystinosis ✓ ✓ ✓ ✓ Alport syndrome ✓ ✓ ADPKD ✓ ✓ RDEB ✓ ✓ JEB ✓ ✓ DMD ✓ ✓ MPS ✓ ✓ Rett syndrome ✓ ✓ Inherited retinal disorders ✓ ✓ ADPKD: Autosomal dominant polycystic kidney disease; RDEB: Recessive Dystrophic Epidermolysis Bullosa; JEB: Junctional Epidermolysis Bullosa; DMD: Duchenne muscular dystrophy; MPS: Mucopolysaccharidosis ELX-02 has shown robust preclinical and clinical protein restoration across multiple indications Rare kidney diseases

ELX-02 well suited to treat rare renal diseases

Estimated human exposure in Plasma, Lung and Kidney at 1 mg/kg



52X
1,266,000
Est. ELX-02
Kidney
exposure>30 µM
AUC0-168,ss (ng*mL*hr)
23,658
24,213
Plasma
Lung
Kidney

- ELX-02 like other aminoglycosides (e.g., Gentamicin) binds to LRP2 protein Megalin
- Megalin is found in the glomerulus and proximal tubules in the kidney, the inner ear and eye

9

Estimation based on allometric scaling of mouse, rat and dog plasma and kidney data PLUS plasma PK from SAD and MAD studies
Source: d1pbpk\pbpk\cognigen\2018-01-30-pbpk-elx02-refined-simulation\listing-ratio-auc168ss-human-bytissue.rtf.

Eloxx PHARMACEUTICALS

/ 10 • Inherited glomerular kidney disease caused by defect in Col4 gene – X-linked in 85% - Col4A5 gene – Recessive in ~15% - Col4A3/4 genes • Nonsense mutations result in truncated proteins resulting in worse outcomes – Over 70 nonsense mutations in Alport described • No approved therapies – Limited therapeutic options (RAAS Blockade) Alport syndrome nonsense mutation disease overview Alport disease overview1,2 Global estimated Alport nonsense mutation prevalence3 1J Am Soc Nephrolv.28(6); 2017 JunPMC5461786 2J Clin Invest 1995 Sep;96(3):1404-13 3JASN 32(9):p 2273-2290, September 2021. Alport syndrome: rare glomerular kidney disease caused by mutations in Col4 gene 7,550 3,000 2,650 1,750 1,450 1,450 1,275 1,000 1,000 21,125 USA China Japan Germany UK France Italy Spain Rest of Europe Total Average estimates of Alport nonsense mutation prevalence by country 3,225 – 11,875 1,325 – 3,975 875 - 2625 725 - 2175 725 - 2175 640 - 1900 500 - 1500 500 – 1500 11,515 – 30,725 3000 Range (min-max)

/ 11 Alport syndrome disease progression and clinical manifestation Glomerular and podocyte injury leads to proteinuria and hematuria resulting in loss of kidney function Progressive podocyte damage/loss of basement membrane from COL4A3, A4 or A5 mutations Podocyte foot process effacement (loss) leads to leakage of red cells and protein into urine Progressive damage and fibrosis Hematuria and proteinuria eGFR loss leading to kidney failure Disease Pathogenesis Clinical manifestation Normal Alport Electron microscopy

Preclinical mouse studies support ELX-02 activity in kidney and Alport

Preclinical studies in Cystinosis (ELX-02) and Alport (COL4A3 replacement)

Kidney cystine levels in CTNSY226X/Y226X mice after 3-week ELX-02 treatment[1]


nmol half-cystine/mg protein
50
40
30
20
10
0
Est. ELX-02 Kidney exposure = 20 μM
**
0
10
ELX-02 (mg/kg)

COL IV A3 bone marrow treatment of C57BL/6 Alport mice over 3 weeks[2]


WT
KO + KO BM
KO + WT BM
α3(IV)
α5(IV)
KO + KO BM
KO + WT BM
Urine Albumin/Creatinine
140
120
100
80
60
40
20
0
*
*
p=0.2
20
21
22
23
Age (weeks)

[1]PLoS One 2019 Dec 4;14(12); Bi-weekly treatment with ELX-02 of Cystinosis mouse with nonsense mutation

2 JASN November 2009, 20 (11) 2359-2370. Wild type (WT) Bi-weekly COL4A3 +/- bone marrow (BM) treatment in C57BL/6 knockout mice aged 20 weeks over 3 weeks. treated mice: n=4; Knockout untreated mice: n=3 (*$p<0.05$)

12

Eloxx PHARMACEUTICALS

/ 13 Study Start (2H 2022) Alport Phase 2 POC trial designed to show evidence for proteinuria reduction and disease regression Inclusion Parameters Criteria Genotype Any patient with nonsense mutations in the Col4 gene except UAA Age All patients >6 years eGFR >60ml/min/1.73m2 BSA Proteinuria >500mg/g n= up to 8 ELX-02 0.75mg/kg per SC daily Follow Up OPEN LABEL End of Study Efficacy Endpoint Proteinuria (UPCR) Change Kidney biopsy assessment 2 months End of Dosing 3 months 2 weeks 4 weeks

/ 14 1AJKD Vol75 Issue1 4-5 January 2020 Proteinuria remission rate likely approvable endpoint reflecting glomerular repair in Alport Definition of remission and rationale “FDA has already accepted [for a number of primary glomerular diseases] complete remission” or near-“normalization” of proteinuria as a surrogate end point and basis for accelerated and/or traditional approval” – FDA Staff1 Efficacy end point Rationale for likely approval endpoint Remission rate: Number of patients in remission defined as: • >=50% UPCR decline, or • UPCR<=300mg/g Spontaneous remission not possible in this genetic disease • Proteinuria remission is well accepted in renal glomeruli diseases • Reduction correlates with improvement in kidney function in glomerular diseases • Drugs in lupus nephritis approved with a remission rate as low as a 1 in 10 patients

/ 15 Baseline characteristics of patients in Phase 2 Patient Age Sex COl4 Gene Affected Nonsense Mutation RAAS Block dose Cr (mg/dL) Proteinuria (mg/g) 4401-01 13 Male COL4A4 c.2906C>G*; p.Ser969X Enalapril 2.5 mg QD 0.7 1299 4401-02 13 Male COL4A4 c.2906C>G*; p.Ser969X Enalapril 32.5 mg QD 0.5 1646 4402-01 19 Female COL4A4 c.2906C>G*; p.Ser969X Enalapril 5 mg QD 1.31 1645 *Most common mutation in the UK Phase 2 patients had autosomal recessive disease with differing levels of background RAAS blockade at baseline Data from RaDaR natural history study indicates that Alport syndrome patients with autosomal recessive COL4A4 mutations have severest disease with more rapid progression to kidney failure

/ 16 Alport patient ages in trial consistent with data from RaDaR registry for those with truncated COL IV A4 proteins

/ 17 High proteinuria at baseline also consistent with RaDaR data suggesting worst renal outcomes

/ 18 Phase 2 Alport patient results 539 678 1,299 1,646 1,659 1,799 850 2,209 2328 1169 1236 0 500 1000 1500 2000 2500 3000 3500 4401-01 4401-02 4402-01 Urine Protein/Urine Creatinine (mg/g) -1 year Baseline Average of treatment period* Average 3 months post end of treatment * UPCR averaged over 6 values collected in 8 weeks for 4401-01 and 4401-02. UPCR values collected for 4401-01 and 4401-02 at week 6 were excluded as they were deemed to be unreliable due to inconsistent processing during Easter holidays and inconsistency with the clinical presentation. All 8 UPCR values included for 4401-02 Proteinuria remission confirmed in one Alport patient p=0.189 -49% p=0.009 Patient 4401-02 achieved remission after completing 8 weeks of treatment • 5 out of 8 UPCR readings were on average 53% below baseline • UPCR values rebounded after end of treatment in responder p=0.15

/ 19 Transmission electron microscopy (TEM) assessment of podocyte foot process effacement in kidney biopsies of all patients in Phase 2 trial Patient Pre-treatment podocyte foot process effacement Post-treatment podocyte foot process effacement 4401-01 Widespread foot process effacement present Segmental foot process effacement present 4401-02 (Patient achieved remission) Widespread foot process effacement present Segmental foot process effacement present 4402-01 Moderate to severe foot process effacement present Moderate segmental foot process effacement present All patients had biopsy confirmed disease regression suggesting clinical efficacy with longer treatment duration “As a physician scientist with a longtime focus on podocytes, I find these electron microscopy results compelling since the demonstrated improvement in podocyte foot process effacement shows that ELX-02 has substantial potential to treat Alport syndrome,” - Dr. Peter Mundel, renowned expert in kidney diseases)

/ 20 TEM sample images from kidney biopsies of patient 4401-02 Pre-treatment: Widespread podocyte foot process effacement Post-treatment (Day 60): Segmental podocyte foot process effacement TEM images and analysis done at Mayo Clinic by kidney pathologist on a blinded basis Responder biopsies shows disease regression with improvement in podocyte foot process effacement GBM GBM GBM GBM = foot process = effaced foot process

/ 21 TEM sample images from kidney biopsies from patient 4401-01 Pre-treatment: Widespread podocyte foot process effacement Post-treatment (Day 60): Segmental podocyte foot process effacement TEM images and analysis done at Mayo Clinic by kidney pathologist on a blinded basis Improvement in podocyte foot process effacement confirms disease regression in non-responder = foot process = effaced foot process

/ 22 TEM sample images from kidney biopsies from patient 4402-01 Pre-treatment: Widespread podocyte foot process effacement Post-treatment (Day 60): Segmental podocyte foot process effacement TEM images and analysis done at Mayo Clinic by kidney pathologist on a blinded basis Improvement in podocyte foot process effacement confirms disease regression in non-responder = foot process = effaced foot process

/ 23 Proteinuria (UPCR) change in patient 4401-02 1,646 845 707 2,938 1,028 1,816 1,554 1,169 0 500 1000 1500 2000 2500 3000 3500 4000 Baseline Week 2 Week 4 Week 6 Week 8 week 12 (f/u) week 16 (f/u) Week 20 (f/u) Urine protein/Cr (mg/G) * UPCR averaged over 6 values collected in 8 weeks. UPCR values collected at week 6 were excluded as they were deemed to be unreliable due to inconsistent processing during Easter holidays and inconsistency with the clinical presentation Rapid remission in Patient 4401-02 with rebound after end of treatment supports drug efficacy Treatment period Average UPCR change =~49%*

/ 24 Cumulative ELX-02 safety experience across all clinical studies *Patient had an undisclosed history of tinnitus SAE: Serious adverse events Robust safety experience for advancing to longer treatment duration in pivotal study No ELX-02 related SAEs in Phase 1 and 2 studies at doses up to 7.5 mg/kg in 148 subjects with no nephrotoxicity ELX-02 was well tolerated up to 1.5 mg/kg dose across Phase 2 patients (n=34) – Combination therapy in CF trials at 1.5 mg/kg showed drug related discontinuations • 2 patients discontinued due to injection site reactions (mild to moderate) • 1 patient withdrew from trial due to injection burden prior to dosing • 1 patient with tinnitus* – No drug related discontinuations in Alport Phase 2 trial at 0.75mg/kg

/ 25 ELX-02 has potential as first gene therapy for Alport patients with nonsense mutations ELX-02 development in Alport and supported by robust preclinical data / 24 Alport patients with truncated proteins have poor renal outcomes and those with 2xCol4A3/4 having worst outcomes High unmet need in Alport patients with nonsense mutations Robust clinical effect with 1 out of 3 proteinuria remission rate in Alport study / 25 Transmission electron microscopy images from kidney biopsies of patient 4401-02 Pre-treatment: Widespread podocyte foot process effacement Post-treatment (Day 60): Segmental podocyte foot process effacement Performed at Mayo clinic Kidney biopsies confirm disease regression with improvement in podocyte foot process effacement GBM GBM GBM GBM = foot process = effaced foot process Biopsy confirmed disease regression with improvement in podocyte foot process effacement in all patients / 24 Cumulative ELX-02 safety experience across all clinical studies *Patient had an undisclosed history of tinnitus SAE: Serious adverse events Robust safety experience for advancing to longer treatment duration in pivotal study No ELX-02 related SAEs in Phase 1 and 2 studies at doses up to 7.5 mg/kg in 148 subjects with no nephrotoxicity ELX-02 was well tolerated up to 1.5 mg/kg dose across Phase 2 patients (n=34) – Combination therapy in CF trials at 1.5 mg/kg showed drug related discontinuations • 2 patients discontinued due to injection site reactions (mild to moderate) • 1 patient withdrew from trial due to injection burden prior to dosing • 1 patient with tinnitus* – No drug related discontinuations in Alport Phase 2 trial at 0.75mg/kg Robust safety experience supports longer treatment duration

/ 26 Source: Torra et al, UGA hopping: a sport for nephrologists too? Nephrol Dial Transplant (2010) 25: 2391–2395 Alport success opens potential for expansion into other renal diseases Substantial unmet need remains in multiple renal diseases with high rates of nonsense mutations

Polycystic kidney disease (ADPKD) attractive disease for nonsense mutation readthrough

Rationale for nonsense readthrough therapy in ADPKD

Relative survival of nonsense vs other PKD1 mutant patients


PKD1 tronc. mutations
PKD1 non tronc. mut.
P <0.0001
Cumulative probability of renal survival
1,0
0,8
0,6
0,4
0,2
0,0
20
30
40
50
60
70
80
90
Age

ADPKD disease overview

- **Autosomal Dominant Polycystic Kidney Disease (ADPKD):**
  - Most common genetic kidney disease with >100k patients in US
  - Progressive cystic growth and transformation of kidneys and other organs
  - Renal failure occurring between 40-60y
  - ~1.25M patients in China
- **Nonsense mutant patients have more severe disease**
  - 25-30% of Nonsense mutations in PKD1 and PKD2 genes
  - >75,000 patients in the US alone*
  - 300K nonsense mutation patients estimated in China
- **Available therapy, tolvaptan has significant safety and tolerability issues**

27

1.Cornec-Le Gall et al. *JASN* 2013
* Based on study by Clearview Partners for Eloxx Pharmaceuticals

Eloxx PHARMACEUTICALS

/ 28 Ke Dong, , et. A, l Nature Genetic 53, 1649-1663, 2021 Expression of PKD2 reverses cyst formation: Kidney weight, cystic index and BUN Normal Untreated 13 weeks Untreated 16 weeks After 1 week treatment After 3 week treatment Renal plasticity revealed through reversal of polycystic kidney disease in mice

/ 29 ELX-02 mediated read-through in nonsense mutant PKD1 and PKD2 organoids* *Data generated in collaboration with Freedman lab at University of Washington. Single organoids transferred to suspension culture 96-well plates. Treatment is initiated and cyst formation monitored over 14 days. Compelling preclinical data suggests disease regression potential in ADPKD • PKD1 (Q3838X) • Fraction of cysts showing a decrease in size

/ 30 ZKN-013: RDEB and FAP

ZKN-013 is a potent oral nonsense readthrough drug

Preclinical activity of ZKN-013

Disease	Gene	Mutations evaluated	Model	Results
Cystic Fibrosis (CF)	CFTR	G542X	ex vivo	**ZKN-013 = ELX-02**
Recessive Dystrophic Epidermolysis bullosa (RDEB)	COL7A1	Q251X, R578X, R613X, R1683X, R2610X	ex vivo	**ZKN-013 > Gentamicin**
Junctional Epidermolysis Bullosa (JEB)	LAMA3	C290X	ex vivo	**ZKN-013 > Gentamicin**
Familial Adenomatous Polyposis (FAP)	APC	L850X R1273X, R1450X	in vivo in vitro	**ZKN-013 : Survival benefit**

31

Eloxx PHARMACEUTICALS

RDEB/JEB are rare skin diseases frequently caused by nonsense mutations in the COL7A1 and LAMB3 genes

RDEB and JEB: recessive dystrophic and junctional epidermolysis bullosa

Disease overview



- Mutations in **COL7A1 gene** (RDEB) and **LAMB3** (JEB)
- **Skin tearing/blistering**
- **Impacts other organs including the GI tract (causes malnourishment) and heart**
- **Skin cancer** in RDEB by age 35
- JEB average mortality at 18 months

Disease prevalence

~30,000 total US/EU/Japan RDEB and JEB patients


Nonsense Mutations
13%
87%
Other Mutations

Geographic breakdown of nonsense mutation patients


3,968
US
1,625
Europe
1,723
Japan
620
Est. prevalence, patients

- 20% of EB patients have RDEB and 10% JEB[1]
- Nonsense mutation prevalence: RDEB (30%) and JEB (70%) respectively[2]

32

[1] International database of DEB patients with COL7A1 mutations: https://deb-central.org/
[2] Varik.et.al. 2006. *J. Med. Genet* 43: 641

Eloxx PHARMACEUTICALS

/ 33 COL VII protein restoration with gentamicin 1 Cogan et al., Molecular Therapy (2014) 2 Woodley, DT. J Clin Investig 2017, 127, 3028-3038 RDEB: Recessive Dystrophic Epidermolysis Bullosa Gentamicin restored COL VII in RDEB patient cells and showed clinical benefit Total blistering events at 3 months 13 4 Placebo Gentamicin 47 78 Placebo Gentamicin Gentamicin treatment of RDEB patients; n=5; treatment duration: 2 weeks2 COL VII protein expression in RDEB patient fibroblasts1 +66% Wound closure at 3 months, % -69% Concentration tested in the clinic COL VII expression was 20-165% of normal skin

/ 34 ZKN-013 treatment of primary patient fibroblasts1 COL VII protein expression in R578X/R578X RDEB fibroblasts with ZKN-0132 R578X/R578X patient fibroblast motility after ZKN-013 treatment3 1Fibroblasts derived from patients in Woodley et al. J Clin Invest. 2017. 248 hours treatment with media and compounds replaced and refreshed at 24 hours 3Fibroblasts cultures suspended and allowed to migrate for 16-20h. Migration index=% of each non overlapping field consumed by cell migration tracks. Data generated in collaboration with Chen lab at USC. RDEB: Recessive Dystrophic Epidermolysis Bullosa ZKN-013 showed a dose-dependent functional COL VII protein restoration in RDEB patient fibroblasts 1.0 3.9 4.2 4.7 18.2 22.6 Fold Change Relative to Vehicle 0 2.2 6.7 20 60 GENT 200ug/ml ZKN-013 Concentration (µM) 30 0 5 25 10 15 35 20 40 45 0.00 Migration Index 0.00 2.2µM 6.7µM 20µM 60µM Gent 200µg/ml Normal ZKN-013 (µM) 2x clinical conc.2 2x clinical conc.2

FAP is a rare GI disease with patients progressing to colon cancer caused by mutations in the APC gene

FAP nonsense mutation market opportunity

FAP patients in the US and Europe by mutation type[1,2]

62,000 – 75,000 Total Patients


APC – other mutations
64%
10%
26%
APC nonsense mutations
Non APC mutations

- **No functional APC** (most common mutation is R1450x)
- **Characterized by multiple colon polyps (frequently >1000)**
- Prophylactic colectomy is main treatment
- **Median age of colon cancer** ~40 years, if untreated; secondary GI cancers common

[1] Orphanet Journal of Rare Diseases 2009, 4:22 doi:10.1186/1750-1172-4-22
[2] https://doi.org/10.1016/j.critrevonc.2006.07.004
FAP: Familial adenomatous polyposis; **APC:** Adenomatous polyposis coli

35
Eloxx PHARMACEUTICALS

/ 36 Results for 8 weeks of treatment of APCmin mice (FAP model) with ZKN0131 1Study conducted at CRO FAP: Familial adenomatous polyposis; APC: Adenomatous polyposis coli Change in survival post treatment (n=10)1 Intestinal polyp number and polyp burden post treatment (n=10)1 0.00 0.25 0.50 0.75 1.00 0 7 14 21 28 35 42 49 56 63 Survival (fraction) Days (since start of dosing) ZKN-013 Vehicle APCMin study p<0.01 Rx start after 10 weeks All ZKN-013 mice survived Polyp reduction and survival benefit in ZKN-013 treated APCMin mice suggests robust response in FAP patients No treated mice with carcinomas vs. 2 vehicle Area of adenoma/mm2 Polyp number 0.266 Vehicle ZKN-013 treated 0.615 28.2 Vehicle 46.2 ZKN-013 treated -39% -56.7% 3.160 Vehicle ZKN-013 treated 6.040 Total lesion area (%) -47.6% p<0.01

/ 37 Exposure at no adverse effect level (NOAEL) of ZKN-013 in rat Skin exposure at NOAEL in 14-day non-GLP rat oral DRF study Summary of preclinical safety findings • Rats and dogs chosen as tox species based on comparable protein binding, in vitro metabolism and drug stability in hepatocytes • NOAEL in male rats is 30 mg/kg in 28-day GLP tox study • Findings consistent with toxicity profile of azithromycin • ZKN-013 clean in all genotoxicity studies ZKN-013 ready for Phase 1 and expected to achieve sufficient exposure to support efficacy Male 30 mg/kg 14-day terminal skin exposure 19.4 µM FDA approved Phase 1 start in April 2023

/ 38 Value creation potential

/ 39 Estimated peak sales potential of current rare disease clinical programs, $M 1Recent orphan US drug pricing range from $300K to $570K for orphan drugs and >$800K for gene therapy drugs Substantial potential of three clinical stage programs leading with Alport syndrome 2,600 10,950 2,700 650 700 2,500 1,800 Alport US Alport Ex US, ex China RDEB/JEB US RDEB/JEBex US, developed FAP US FAP Ex US, ex China Global peak sales potential Estimates based on ultra orphan US drug pricing of $300K to $600K and ex-US pricing of $300K to $400K per patient per year1 Total US : $5.75B Alport US: $2.6B $5.3B $1.35B $4.3B

Strong rare disease drug pricing supports estimated sales potential

Examples of US rare disease drug pricing


Estimated US pricing, $ per patient per year
Estimated US prevalence
Trikafta (Cystic Fibrosis)
300
~100,000
Vyjuvek (Dystrophic Epidermolysis Bullosa)
621
3,000
Skyclaris (Fredrich’s Ataxia)
370
4,700
Naglazyme (MPS Type VI)*
485
<~1000
Soliris (PNH, others)*
535
NA

40

/ 41 •IND Submission •End of Phase 2 FDA meeting • Full results from Phase 2 •Initiate pivotal trial RDEB/JEB: Recessive Dystrophic/Junctional Epidermolysis Bullosa; FAP: Familial adenomatous polyposis Multiple upcoming milestones in remainder of 2023 1H 2023 2H 2023 Alport Syndrome (SC ELX-02) ✓Enrollment start ✓Initial results from Phase 2 trial RDEB/JEB (ZKN-013) ✓IND submission •Phase 1 start FAP (ZKN-013) Cash expected to be sufficient to fund operations into 4Q23

/ 42 Clinical stage small molecule gene therapy biopharma poised for value creation Small molecule genetic therapies for nonsense mutations proven to restore full-length proteins ELX-02: Ready for Alport Syndrome pivotal study with biopsy confirmed disease regression. Preclinical POC in ADPKD* ZKN-013: Oral agent ready for Phase 1 start; robust preclinical efficacy in RDEB and FAP. Potential in ADPKD**

/ 43

/ 44 Appendix

/ 45 Results from Phase 2 trial in CF patients with ELX-02 1.5mg/kg daily and Ivacaftor Biological activity: Change in sweat chloride vs. baseline sweat chloride Clinical efficacy: Change in ppFEV1 (%) at end of treatment and safety follow up ELX-02 efficacy and biologically activity in CF patients stronger than predicted 70 80 90 100 110 120 130 -15 -10 -5 0 5 10 15 Baseline Sweat Chloride (mmol/L) Improvement in Sweat Chloride at day 35 (mmol/L) -0.31 2.83 -2.69 -5.83 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 All patients (n=13) Patients with increase in FEV1 during treatment (n=6) Change in % ppFEV1 Change on Day 35 vs. Day 1 of treatment with ELX-02 Change 28 days after completing end of treatment at Day 35 Estimated drug plasma and lung tissue exposure ~< 1mM Increasing disease severity

High levels COL IV protein restoration observed *in vitro* with ELX-02 after 24 hours

ELX-02 readthrough COL4A5 nonsense mutation in HEK293 cells at 24 hours[1]



ELX-02 (NB124)
0 µg/mL
100 µg/mL
200 µg/mL
300 µg/mL
Fold induction
15
10
5
0
****
****
****
R1563X

- **>3-fold readthrough in 31 of 32 of COL4A5** mutations tested with ELX-02 and derivatives[2]
- Equivalent to **6% to 15% full length** COL IV protein[1]
- **2- to 4-fold increase in expression** at 48- vs. 24-hr exposure

46

[1] doi: https://doi.org/10.1101/2021.06.11.448099: Experiment conducted at Washington University by Dr. Jeff Miner
[2] additional mutations tested in same system and lab at Washington university

Eloxx PHARMACEUTICALS

Minimal COL IV restoration sufficient for rapid and large proteinuria reduction in Alport mouse models

Treatment effect of COL IV protein restoration in Alport mouse studies

COL IV A3 bone marrow treatment of C57BL/6 Alport mice over 3 weeks[1]



WT
KO + KO BM
KO + WT BM
α3(IV)
α5(IV)
KO + KO BM
KO + WT BM
Urine Albumin/Creatinine
140
120
100
80
60
40
20
0
*
*
p=0.2
20
21
22
23
Age (weeks)

Single dose exon skipping therapy in nonsense mutation Alport mouse[2]



b
U-ALB/U-CRE
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Normal (n = 3)
Vehicle (n = 6)
ASO (n = 5)
ASO
4
6
8
10
12
14
16
18
20
22
Age (week)
e
Survival rate (%)
120
100
80
60
40
20
0
Normal (n = 6)
Vehicle (n = 8)
ASO (n = 8)
120
140
160
180
Days

[1].JASN November 2009, 20 (11) 2359-2370. Wild type (WT) Bi-weekly COL4A3 +/- bone marrow (BM) treatment in C57BL/6 knockout mice aged 20 weeks over 3 weeks. treated mice: n=4; Knockout untreated mice: n=3 (*p<0.05)
[2] *Nat. Commun.* 11, 2777. Yamamura et. Al 2020https://doi.org/10.1038/s41467-020-16605-x. (* p<0.05; **p<0.01)

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Eloxx PHARMACEUTICALS

/ 48 Proteinuria change in patient 4401-01 and 4402-01 Patient 4401-01 UPCR change over treatment Patient 4402-01 UPCR change over treatment 1,659 1,403 3,522 1,828 2,635 1,280 1,194 0 500 1000 1500 2000 2500 3000 3500 4000 Baseline Week 2 Week 4 Week 6 Week 8 Week 12 f/u week 16 f/u Urine protein/Cr (mg/G) No change in other 2 patients after ELX-02 treatment 1,299 1,216 1,943 2,155 2,466 2,018 1,846 3,388 0 500 1000 1500 2000 2500 3000 3500 4000 4500 Urine protein/Cr (mg/G) Treatment period Treatment period

/ 49 TEM sample images from kidney biopsies of patient 4401-02 Pre-treatment: Widespread podocyte foot process effacement Post-treatment (Day 60): Segmental podocyte foot process effacement TEM images and analysis done at Mayo Clinic by kidney pathologist on a blinded basis Responder biopsies shows disease regression with improvement in podocyte foot process effacement = foot process = effaced foot process GBM GBM

/ 50 Disease regression in all patients and 33% proteinuria remission rate in Phase 2 supports advancing to pivotal study Inclusion Parameters Criteria Genotype Any patient with nonsense mutations in the COL4 gene Age All patients >6 years eGFR >45ml/min/1.73m2 BSA Proteinuria >300mg/g N = 16 ELX-02 0.75mg/kg per SC daily Safety Extension (optional) OPEN LABEL End of Study Efficacy Endpoint Primary: Proteinuria (UPCR) measurement Expression of COL4 in kidney biopsy (Optional) 6 months Study Start End of Dosing 6 months 8 weeks Rate of remission

/ 51 Treatment effect on iPSC model harboring PKD2 nonsense mutation R186X* iPSC cells treated with ELX-02** Cyst burden reduction when treated with ELX-02** *Presented at ASN Kidney Week 2021. ABSTRACT: TH-OR39 November 04, 2021 | Location: Simulive, Virtual Only Abstract Time: 04:30 PM - 06:00 PM **Single organoids transferred to suspension culture 96-well plates. Treatment is initiated and cyst formation monitored over 14 days. ELX-02 reduced in kidney cyst burden in Polycystic kidney disease organoids in preventative setting

/ 52 PKD1 mutant organoids treated with ELX-02 for 14 days* *Data generated in collaboration with Freedman lab at University of Washington. ELX-02 treatment of ADPKD kidney organoids results in increase PKD1 protein levels

/ 53 ELX-02 mediated read-through in nonsense mutant PKD1 and PKD2 organoids* *Data generated in collaboration with Freedman lab at University of Washington. Single organoids transferred to suspension culture 96-well plates. Treatment is initiated and cyst formation monitored over 14 days. ELX-02 reduced cyst formation and growth in human iPSc derived kidney organoid models of ADPKD PKD1 (R2430X) PKD1 (Q3838X) PKD2 (R186X) PKD2 (R872X) Prophylactic mode – ELX-02 treatment initiated prior to cysts formation

/ 54 ELX-02 mediated read-through in nonsense mutant PKD1 and PKD2 organoids* *Data generated in collaboration with Freedman lab at University of Washington. Single organoids transferred to suspension culture 96-well plates. Treatment is initiated and cyst formation monitored over 14 days. ELX-02 treatment of ADPKD kidney organoids inhibits growth of pre-existing cysts Therapeutic mode – ELX-02 treatment initiated after 7 days of cysts formation